Exhibit 99.1

Contacts:
Joshua A. Grass	Susan Ferris
Manager, Investor and Financial Relations	Manager, Corporate Communications
BioMarin Pharmaceutical Inc.	BioMarin Pharmaceutical Inc.
(415) 506-6777	(415) 506-6701

For Immediate Release:

BioMarin Assembles Leading Metabolic Disease Experts
to Guide its PKU Product Development Program

Novato, CA, February 2, 2004 – BioMarin Pharmaceutical Inc. (Nasdaq and SWX: BMRN) announced today that it has assembled a phenylketonuria (PKU) advisory board comprised of renowned experts in PKU and other metabolic diseases. The advisory board will play an important role in guiding and participating in BioMarin’s PKU product development programs.

“We are fortunate to have a group of this caliber involved in our efforts to develop the first drug for PKU, one that could provide a convenient method to manage the disease,” stated Emil Kakkis, M.D., Ph.D., Senior Vice President of Business Operations at BioMarin. “Collectively this group has been responsible for many of the major scientific and medical discoveries leading to effective screening, diagnosis, and management of PKU and other metabolic diseases.”

BioMarin’s PKU advisory board is comprised of the following members:

o	Nenad Blau, Ph.D., Professor of Clinical Biochemistry, University Children’s Hospital, Zurich, Switzerland; Head of the Laboratory for Selective Screening of Metabolic Disorders; Curator of the online databases BIODEF (BH4 deficiencies) and BIOPKU (BH4-dependent PKU) located at www.bh4.org; Senior Editor of Physician’s Guide to the Laboratory Diagnosis of Metabolic Disease; Recipient of the 2001 Horst-Bickel Award

o	Flemming Güttler, M.D, Ph.D., Department Head, Inherited Metabolic Diseases and Molecular Genetics, John F. Kennedy Institute, University of Copenhagen, Copenhagen, Denmark (1980–2003); Chair of Scientific Committee for the European Society for PKU (1988–2001); An expert on PKU mutations and Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Richard Koch, M.D., Professor Emeritus of Clinical Pediatrics, University of Southern California School of Medicine, Los Angeles, California; Principal Investigator, Maternal PKU Collaborative Study, Division of Medical Genetics, Children’s Hospital, Los Angeles, California; Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Harvey Levy, M.D., Associate Professor, Harvard Medical School, Boston, Massachusetts; Director, Maternal PKU Program, Children's Hospital, Boston, Massachusetts; Recipient of the Allen C. Crocker Award from the New England Genetics Group; Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Kimberlee Michals Matalon, Ph.D., R.D., L.D., Associate Professor of Nutrition, Department of Health and Human Performance, University of Houston, Houston, Texas; Nutrition Coordinator for the Maternal PKU Collaborative Study; Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Reuben Matalon M.D., Ph.D., Director of Biochemical and Molecular Genetics, and Professor of Pediatrics and Human Biological Chemistry and Genetics, University of Texas, Galveston, Texas; Director, PKU and Maternal PKU programs and member of the Committee on Genetics, The American Academy of Pediatrics; Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Charles R. Scriver, M.D.C.M., Alva Professor of Human Genetics, Montreal Children's Research Hospital, McGill University, Montreal, Quebec; Senior Editor of The Metabolic and Molecular Bases of Inherited Disease and author of the PKU chapter therein; Fellow, Royal Society of London, and American Association for the Advancement of Science; Long-time researcher on the treatment of PKU including the use of phenylalanine ammonia lyase (Phenylase(TM)) to treat PKU; Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Margretta Seashore, M.D., Professor of Human Genetics and Pediatrics, Yale School of Medicine, New Haven, Connecticut; Founding Fellow, American College of Medical Genetics; Fellow, American Academy of Pediatrics; Contributor, NIH Consensus Statement on PKU: Screening and Management

o	Raymond C. Stevens, Ph.D., Professor of Molecular Biology and Chemistry, The Scripps Research Institute, La Jolla, California; Recipient of the Presidential Young Investigator Award and the Beckman Award; Researcher of the mutations, the high-resolution crystal structure and the function of phenylalanine hydroxylase, and also researcher of enzyme replacement therapies for PKU

o	Susan Waisbren, Ph.D., Associate Professor of Psychology, Department of Psychiatry, Harvard Medical School, Boston, Massachusetts; Psychologist, Metabolism Service, Children’s Hospital, Boston, Massachusetts; Director, New England Consortium of Metabolic Programs; Contributor, NIH Consensus Statement on PKU: Screening and Management

Nenad Blau, Ph.D., Professor of Clinical Biochemistry at University Children’s Hospital in Zurich, Switzerland commented, “For many years, we have conducted research to better understand PKU and how tetrahydrobiopterin could reduce PKU patients’ reliance on dietary restriction. Despite known, serious neurological consequences, patient compliance with dietary restriction and medical foods is low, highlighting the need for a new and more convenient pharmacological approach to treating PKU.”

Highlights of BioMarin’s PKU Product Development Program

o	BioMarin is evaluating two approaches to address the full spectrum of mild to severe PKU patients: Phenoptin™, an oral synthetic form of the naturally occurring enzyme cofactor tetrahydrobiopterin for the mild to moderate patients, and Phenylase, an enzyme replacement therapy for the more severe patients.

o	Phenoptin could be the first drug approved for PKU. Currently, the treatment for PKU requires that patients adhere to an expensive and unpalatable diet of formulated medical foods to avoid the serious neurological problems associated with PKU.

o	In the first quarter of 2004, BioMarin will begin to evaluate tetrahydrobiopterin in PKU patients. Several published clinical studies evaluating tetrahydrobiopterin for the treatment of PKU suggest that it can effectively reduce blood phenylalanine (Phe) levels in PKU patients.

o	The reduction in blood Phe level, measured using a simple, rapid, blood-based diagnostic test, will be an important efficacy measurement for BioMarin’s PKU clinical development programs. Blood Phe level is the basis for PKU diagnosis and diet management, and it is well-established that high blood Phe levels lead to the poor clinical neurological outcomes observed in PKU patients.

o	BioMarin has entered into a manufacturing partnership with Merck Eprova AG, a subsidiary of Merck KGaA. Merck Eprova specializes in the manufacturing of pterin and folate-derived pharmaceuticals, similar to Phenoptin. Merck Eprova has also developed proprietary technology to lower the cost of production and prolong stability of Phenoptin, which is the basis for several recent patent applications filed jointly by BioMarin and Merck Eprova.

o	BioMarin has filed for orphan drug status for Phenoptin, which would confer seven and 10 years of market exclusivity in the United States and European Union, respectively, if Phenoptin is the first drug approved for PKU.

About Phenylketonuria (PKU)

PKU, a genetic disorder affecting at least 50,000 diagnosed patients under the age of 40 in the developed world, is caused by a deficiency of the enzyme, phenylalanine hydroxylase (PAH). PAH is required for the metabolism of phenylalanine (Phe), an essential amino acid found in most protein-containing foods. If the active enzyme is not present in sufficient quantities, Phe accumulates to abnormally high levels in the blood and brain resulting in a variety of complications, including severe mental retardation and brain damage, mental illness, seizures and tremors, and cognitive problems. As a result of global newborn screening efforts implemented in the 1960s and early 1970s, virtually all PKU patients in developed countries have been diagnosed at birth. The only treatment currently available for PKU patients is a highly restrictive and expensive medical food diet that most patients find difficult to maintain.

BioMarin Pharmaceutical Inc. develops and commercializes first-to-market biopharmaceuticals to improve the lives of people living with life-threatening diseases or serious medical conditions.

Forward-Looking Statement

This press release contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc., including, without limitation, statements about: the development of its Phenoptin and Phenylase product programs; the timing and expectations related to clinical trials of Phenoptin; and actions by regulatory authorities. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: results and timing of planned current and planned preclinical studies and planned clinical trials; the content and timing of decisions by the FDA, the European Commission and other regulatory authorities concerning Phenoptin and Phenylase; and those factors detailed in BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Factors That May Affect Future Results” in BioMarin’s 2002 Annual Report on Form 10-K and the factors contained in BioMarin’s reports on Forms 10-Q and 8-K. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

BioMarin’s press releases and other company information are available online at www.BMRN.com. Information on BioMarin’s website is not incorporated by reference into this press release.

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